SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 28, 2012

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

On February 28, 2012, Winthrop Realty Trust (the “Trust”), WRT Realty, L.P and FUR Advisors LLC (the “Advisor”) entered into an amendment to the Second Amended and Restated Advisory Agreement pursuant to which certain definitions used in calculating the base fee payable to the Advisor were amended.  The effect of the amendments was to eliminate references to the Trust’s Series B-1 and Series C Preferred Shares which were repurchased in November 2011 and to include the Trust’s 9.25% Series D Cumulative Redeemable Preferred Share of Beneficial Interest which were issued in November 2011.

Item 2.02.  Results of Operations and Financial Condition

On March 1, 2012, the Trust issued a press release announcing its financial results for the three months and year ended December 31, 2011.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On March 1, 2012, the Trust made available supplemental information, which the Trust refers to as the Supplemental Reporting Package, concerning the Trust’s operations and portfolio for the quarter and twelve months ended December 31, 2011.  A copy of the Supplemental Reporting Package is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on March 1, 2012, the Trust’s management discussed the Trust’s financial results for the quarter and year ended December 31, 2011 on a conference call with analysts and investors. A replay of the conference call is available through April 2, 2012 by dialing (877) 660-6853; account #286, confirmation #384641. An online replay is also be available for one year on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K, Exhibit 99.2 attached hereto and at the Trust's website shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events

On March 1, 2012, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.578125 per 9.25% Series D Cumulative Redeemable Preferred Share of Beneficial Interest which dividend is payable on March 30, 2012 to Series D Preferred Shareholders of record on March 16, 2012.

On March 1, 2012, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on April 16, 2012 to common shareholders of record on March 30, 2012.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment No. 3 to Second Amended and Restated Advisory Agreement, dated February 28, 2012, among Winthrop Realty Trust, WRT Realty L.P., and FUR Advisors LLC.
99.1	Press Release dated March 1, 2012
99.2	Supplemental Reporting Package for the quarter and twelve months ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of March, 2012.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Officer